                                                             Page 17 of 18 pages


                             JOINT FILING AGREEMENT

         The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the securities of drkoop.com, Inc., and hereby affirm that this Schedule 13D is being filed on behalf of each of the undersigned.

Dated:   August 31, 2000                    Commonwealth Associates, L.P.

                                                 By: Commonwealth Associates
                                                 Management Corp., its general partner


                                                 By: /s/ Joseph P. Wynne
                                                    ----------------------------------
                                                 Name:   Joseph P. Wynne
                                                 Title: Chief Financial Officer

Dated:   August 31, 2000                    Commonwealth Associates Management Corp.


                                            By: /s/ Joseph P. Wynne
                                               ---------------------------------------
                                            Name:   Joseph P. Wynne
                                            Title: Chief Financial Officer

Dated:   August 31, 2000                    ComVest Venture Partners LP

                                                 By: ComVest Management, LLC, its general
                                                 partner


                                                 By:     /s/ Michael S. Falk
                                                    ----------------------------------
                                                 Name:   Michael S. Falk
                                                 Title: Manager

Dated:   August 31, 2000                    ComVest Management, LLC,


                                            By: /s/ Michael S. Falk
                                               ---------------------------------------
                                                    Name:   Michael S. Falk
                                                    Title: Manager

Dated:   August 31, 2000                    RMC Capital, LLC


                                            By:   /s/ Robert Priddy
                                               ---------------------------------------
                                                    Name:  Robert Priddy
                                                    Title: Manager

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                                                             Page 18 of 18 pages


Dated: August 31, 2000                         /s/ Michael S. Falk
                                            ------------------------------------
                                                    Michael S. Falk


Dated: August 31, 2000                         /s/ Robert Priddy
                                             -----------------------------------
                                                    Robert Priddy